ESCROW AGREEMENT


         THIS ESCROW AGREEMENT  ("Agreement")  dated as of May 2, 1996 among RCM
TECHNOLOGIES,    INC.,   a   Nevada   corporation   ("RCM"),   Peter   Kaminsky,
("Shareholder") and Norman Berson as escrow agent (the "Escrow Agent").

     WHEREAS, RCM, Sort Acquisition Corp. ("Acquiror"), The Consortium of Maryland, Inc. ("Acquiree") and Shareholder have previously entered into a Merger Agreement dated as of April 23, 1996 (the "Merger Agreement"), providing for the merger of Avquiree with and into Acquiror on the Closing Date (the "Merger"); and

     WHEREAS,   the  Merger  Agreement  provides  in  Section  2.3  for  the establishment of an escrow fund whereby 25% of the aggregate Merger Shares received by Shareholder (the "Escrow Shares") shall upon the closing of the Merger and upon receipt, if at all, by Shareholder thereafter, pursuant to the Merger Agreement, be placed in escrow to secure the obligation of the Shareholder for possible indemnification claims presented by RCM against Shareholder under Section 10 of the Merger Agreement, in each case in the manner and to the extent set forth herein and in the Merger Agreement.

         NOW, THEREFORE, in consideration of RCM, Acquiror, Acquiree and Shareholder entering into the Merger Agreement and of the mutual premises and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.                Definitions, Other Agreements.

         (a) All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Merger Agreement. In addition, the term "Escrow Fund" and references to the Escrow Shares when used at any time shall mean all shares of common stock of RCM owned by Shareholder held in escrow hereunder by the Escrow Agent.

         (b) It is expressly understood and agreed by the parties hereto that all references in this Agreement to the Merger Agreement and to any exhibits to such Merger Agreement are for the convenience of the parties hereto other than the Escrow Agent, and the Escrow Agent shall have no obligations or duties with respect thereto other than the obligation to refer to the Merger Agreement for the purpose of determining the definitions of certain capitalized terms used herein and not otherwise defined herein or to interpret any provisions of such other agreements referred to in this Agreement for purposes of implementation thereof.

         2.                Appointment of Escrow Agent.
Norman Berson hereby accepts his appointment as Escrow Agent to serve in accordance with the terms, conditions and provisions of this Agreement. The acceptance by the Escrow Agent of its duties under this Agreement is subject to the terms and conditions set forth at Section 7 hereafter, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent.

         3.       Establishment of Escrow Fund.

         (a) Pursuant to Section 2.3 of the Merger Agreement  Shareholder  shall
(i) on the Closing Date, deposit with the Escrow Agent the stock certificates evidencing 25% of the Merger Shares delivered at Closing, and (ii) upon receipt thereafter, deposit with the Escrow Agent an additional 25% of the Merger Shares received by Shareholder subsequent to the Closing Date pursuant to the Merger Agreement (in the aggregate, the "Escrow Shares), all of which shall be registered on the share transfer books of RCM in the name of the Shareholder who owns such Escrow Shares comprising the Escrow Fund. If dividends are paid, or a distribution is made, by RCM with respect to the Escrow Shares, in cash or in property, such dividends or distributions shall also be held as a part of the Escrow Fund. In the event of any stock splits, recapitalizations or other adjustments to the capital stock of RCM, the resulting number of shares or other securities which the Escrow Shares convert shall be deemed the Escrow Fund.

         (b) By virtue of the Shareholder's execution of this Escrow Agreement, the Shareholder has, without any further act, consented to: (i) the establishment of this escrow pursuant to the Merger Agreement in the manner set forth herein, and (ii) all of the other terms, conditions and limitations in this Agreement.

         4.       Operation and Administration of the Escrow Fund.

         (a) To the extent provided herein and in the Merger Agreement, the Escrow Fund shall be established and thereafter applied to the payment of indemnification claims asserted by RCM during the twenty-four (24) month period following Closing ("Claims") for the benefit of RCM as provided in Section 10 of the Merger Agreement.

         (b) RCM shall make application to the Escrow Agent, with a copy to the Shareholder (the "Application"), if it has incurred or suffered damages or losses for damages or losses to which it is entitled to indemnification under
Section 10 of the Merger Agreement. The Application shall identify the amount of the damages or losses (the "Claim Amount") and state that the Shareholder has elected to apply the Claim Amount against the Escrow Shares.

         (c) Unless the Escrow Agent is otherwise informed in writing by the Shareholder within 20 days from the date of the Application, disputing the Claim Amount or the application thereof against the Escrow Shares, then the Escrow Agent shall release to RCM for cancellation that number of Escrow Shares as are equal in "value" to the Claim Amount. For this purpose, the "value" of the Escrow Shares shall be determined by the average closing price of the shares of Common Stock of RCM as traded on The NASDAQ Stock Market or other principal exchange upon which its shares are regularly traded for the twenty (20) trading days immediately preceding the date of the Claim Notice. Upon determination, the Escrow Agent shall release the appropriate amount of Escrow Shares to RCM for cancellation.

         (d) If the Escrow Agent is notified that the Shareholder in good faith contests the Claim Amount or the application of the Claim Amount against the Escrow Shares, then, and in that event, the Escrow Agent shall be permitted to submit the issues in dispute to arbitration in accordance with the provisions of
Section 13 of the Merger Agreement. Once these issues have been resolved in accordance with the arbitration procedure set forth within the Merger Agreement and if the resolution of the dispute is such that the Shareholder owes money to RCM, then Shareholder shall have 10 days to satisfy such liability, and if such liability is not timely satisfied, then in such event, the Escrow Agent shall release to RCM for cancellation that number of Escrow Shares as are equal in "value" to the amount of the Shareholder's liability determined in arbitration; whereupon such Claim Amount shall be deemed satisfied in full by virtue of the application of such Escrow Shares. For this purpose, the term "value" of the Escrow Shares shall be determined in accordance with subparagraph (c) above.

         5.                Release of Escrow Shares; Termination.
         (a) On the date that is twenty-four (24) months following the Closing Date (the "Release Date"), the Escrow Agent shall continue to retain in escrow subject to the terms of this Agreement any Escrow Shares that may, upon RCM's reasonable estimate, be necessary to satisfy any pending, outstanding or contested RCM Claims timely submitted pursuant to Section 10 of the Merger Agreement executed on even date herewith. The balance of the Escrow Shares shall be released to the Shareholder. The Escrow Shares retained pursuant to this subparagraph shall remain subject to escrow until resolution of the matters identified herein.

         (b) Once all of the Escrow Shares have been either released to RCM for cancellation or returned to the Shareholder, the provisions of this Escrow Agreement shall no longer be of any force and effect and this Escrow Agreement shall be deemed to have terminated.

         6.                Fees and Expenses of Escrow Agent.

         The Escrow Agent shall be entitled to reimbursement of all reasonable out-of-pocket expenses incurred by the Escrow Agent in connection with the performance of his functions hereunder, including reasonable fees and disbursements of counsel. The responsibility for payment of reimbursements to the Escrow Agent shall be assumed by RCM.

         7.                Duties and Liabilities of the Escrow Agent.

         (a) The Escrow Agent shall act hereunder as depositary only, and it shall not be responsible or liable in any manner whatever for any determinations regarding the cancellation and forfeiture of the Escrow Shares to be made pursuant to Section 4 hereof. It is agreed that the duties and obligations of the Escrow Agent are those herein specifically provided and no other. Except as otherwise specifically provided in this Agreement, the Escrow Agent shall not have any liability under, nor duty to inquire into, the terms and provisions of any agreement or instrument, other than this Agreement. The duties of the Escrow Agent are ministerial in nature, and the Escrow Agent shall not incur any liability whatsoever other than for its own willful misconduct or gross negligence.

         (b) The Escrow Agent shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto. The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other material presented to or deposited with it nor shall it have any liability for any action taken, suffered or omitted in accordance with any written instructions or certificates given to it hereunder and believed by it in good faith to be what it purports to be and to be signed by the proper party or parties, nor for retaining the Escrow Fund in the absence of instructions to the contrary.

         (c) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Agreement, except its own gross negligence or willful misconduct.

         (d) The Escrow Agent may consult with, and obtain the advice of, legal counsel selected by it in the event of any question as to any of the provisions hereof or its duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected for any action taken, suffered or omitted by it in good faith in accordance with the advice of such counsel, provided that the Escrow Agent shall have used reasonable care in the selection of such counsel.

         (e) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall have received instructions, claims or demands from any party hereto which, in its reasonable opinion, conflict with any of the provisions of this Agreement or with instructions, claims or demands of any other party hereto, the Escrow Agent shall refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow hereunder until it shall be directed otherwise in writing by all of the surviving parties hereto or by a final order or judgment of an arbitration panel or court of competent jurisdiction, or an award of an arbitrator pursuant to an arbitration conducted pursuant to Section 13 of the Merger Agreement.

         (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to initiate or defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement, provided that the Escrow Agent shall at all times take such action as is reasonably necessary to keep safely all property held in escrow hereunder. If the Escrow Agent does elect to so act or is required to so act in order to keep safely all property held in escrow hereunder, the Escrow Agent will do so only to the extent that it is indemnified to its reasonable satisfaction against the cost and expense of such defense or initiation.


         8.                Amendment.

         This Agreement may be amended, modified or rescinded by and upon written notice to the Escrow Agent given by RCM, on the one hand, and the Shareholder, on the other hand; provided that the rights, duties, liabilities, indemnities and immunities of the Escrow Agent hereunder may not be adversely affected at any time without the written consent of the Escrow Agent; and provided further that the interest of the Shareholder may not be adversely affected without the written consent of the Shareholder. The failure of the Shareholder to object to a modification of this Agreement, shall not act as a waiver of the right of the Shareholder to object to that modification at a later date.

         9.                Voting of Escrow Shares.

         All rights to vote the Escrow Shares while they are part of the Escrow Fund shall be retained by the Shareholder. The Shareholder shall not have any right to transfer or assign their interest in the Escrow Shares in the Escrow Fund during such period of time as such Shares remain a part of the Escrow Fund unless RCM shall first have consented thereto in writing and provided that any such transferee shall deliver to the Escrow Agent a duly signed stock power covering such RCM Shares and the Escrow Agent shall hold such transferee's shares and stock powers in escrow subject to this Agreement.

         10.               Notices.

         Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by certified mail, postage prepaid and return receipt requested, or by hand delivery or by telecopy (promptly confirmed by delivery of an original copy of such notice or communication):

                  (i)      If to the Company, to:

                                    Mr. Leon Kopyt
                                    Chief Executive Officer
                                    RCM Technologies, Inc.
                                    2500 McClellan Avenue, Suite 350
                                    Pennsauken, New Jersey  08109-4613
                                    Telephone Number: (609) 486-1777
                                    Telecopy Number: (609) 488-8833
                           with a copy to:

                                    Stephen M. Cohen, Esquire
                                    Buchanan Ingersoll, P.C.
                                    Two Logan Square
                                    18th and Arch Streets, 12th Floor
                                    Philadelphia, PA  19103
                                    Telephone Number: (215) 665-3873
                                    Telecopy Number: (215) 569-2066

                  (ii)     If to the Shareholder:

                                    Peter Kaminsky
                                    3812 Wingleaf Ct.
                                    Rockville,MD  20853

                  with a copy to:

                                    Steven Leventhal, Esq.
                                    Air Rights Center
                                    601N, North Tower
                                    7315 Wisconsin Avenue
                                    Bethesda, MD  20814
                                    Telephone Number: (301) 656-5800
                                    Telecopy Number:  (301) 656-3400

         11.               Parties in Interest.

         This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the parties hereto.

         12.               Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13.               Governing Law.

         This Agreement shall be governed by and construed and interpreted in accordance with the law of the Commonwealth of Pennsylvania applicable to contracts executed and to be performed entirely within said Commonwealth.

         14.               Severability.

         In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, unless the provisions held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         15.               Consent to Limited Jurisdiction.

         The Escrow Agent hereby agrees that any legal action or proceeding with respect to disputes arising out of this Agreement not otherwise subject to arbitration under Section 13 of the Merger Agreement may be brought in the courts of the Commonwealth of Pennsylvania or of the United States of America for the Eastern District of Pennsylvania, and, by execution and delivery of this Agreement, the Escrow Agent irrevocably accepts for itself and in respect of the property held by it as Escrow Agent hereunder the jurisdiction of the aforesaid courts, it being understood and agreed that such consent to jurisdiction is for the sole and limited purpose of resolving disputes under this Agreement and shall in no way be deemed to be a general and unconditional consent to the jurisdiction of the aforesaid courts.

         16.               Resignation and Removal of Escrow Agent.

         (a) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving written notice of its resignation to each of the parties hereto, at their respective addresses set forth in Section 11 of this Agreement, at least thirty (30) days prior to the date specified for such resignation to take effect. The Escrow Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Escrow Agent and signed by each of the parties hereto (other than the Escrow Agent).

         (b) If at any time the Escrow Agent shall resign or shall be removed in accordance with the provisions of clause (a) above, RCM and the Shareholder shall use their respective best efforts to jointly appoint a successor escrow agent under this Agreement. In the event of the resignation or removal of the Escrow Agent, if no appointment of a successor escrow agent shall have been made pursuant to the preceding sentence within the thirty (30) day period referred to in the first sentence of paragraph (a) above, then the retiring Escrow Agent may apply to any court of competent jurisdiction to appoint a successor escrow agent. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor escrow agent hereunder.

17. Indemnification. Except for the expenses in Section 6 of this Agreement, RCM and the Shareholder, jointly and severally agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its duties, obligations or performance as Escrow Agent hereunder, except as caused by its negligence or willful misconduct, including without limitation the reasonable legal costs and expenses of defending itself against any claim or liability in connection with its performance hereunder. The terms of this Section 17 shall survive the termination of this Agreement and, with respect to claims arising in connection with the Escrow Agent's duties while acting as such, the resignation or removal of the Escrow Agent. The Escrow Agent agrees to notify RCM and the Shareholder in writing of the written assertion of a claim against the Escrow Agent or of any suit or proceeding commenced against the Escrow Agent promptly after the Escrow Agent has received any such written assertion of a claim or has been served with the summons or other legal process, in each case giving information as to the nature and basis of the claim, but in no event will the failure to give such notice affect the obligation of RCM to indemnify the Escrow Agent pursuant to this Section 17 unless the rights of RCM and Shareholder shall have been materially impaired by such failure. Each of RCM and the Shareholder will be entitled to participate at its own expense in the defense of any suit or proceeding brought to enforce any such claim and, if it so elects in writing, may assume the entire defense and control of any such suit or proceeding. Neither RCM nor the Shareholder shall be liable for any counsel fees or other expenses incurred by the Escrow Agent after the date that RCM or the Shareholder shall have so elected to assume the defense and control of any such suit or proceeding. In addition, neither RCM nor the Shareholder shall be liable for any settlement of any such suit, proceeding or claim without the prior written consent of RCM and the Shareholder.
Notwithstanding the foregoing, the Shareholder shall only be liable for an amount under this Section 17 up to, but no greater than Three Thousand Dollars ($3,000), however, where the Shareholder is determined to be at fault for the amount incurred by the Escrow Agent, then RCM and the Shareholder shall be jointly and severally liable for such amount incurred by the Escrow Agent, with no such limitation on the amount which Shareholder may be liable.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the date first written above.

ATTEST:                                              RCM TECHNOLOGIES, INC.

By:____________________________     By:
- --------------------------
                                                              Name:
                                     Title:



- --------------------------
                                                              Peter Kaminsky


Escrow Agent:

___________________________                 1608 Walnut Street
Norman Berson                               19th Floor
                                            Philadelphia, PA 19103

                                            Telephone: (215) 893-9300
                                            Facsimile: (215) 893-8719